SECURITIES AND EXCHANGE COMMISSION

                             WASHINGTON, D.C. 20549



                                    FORM 8-K



                                 CURRENT REPORT
                     PURSUANT TO SECTION 13 or 15(d) of the
                         SECURITIES EXCHANGE ACT OF 1934

                Date of Report (Date of earliest event reported):
                                  June 5, 2002

                                   AT&T CORP.
                                   ----------
               (Exact name of registrant as specified in charter)

                                    New York
                                    --------
                 (State or other jurisdiction of incorporation)


                 1-1105                                13-4924710
         (Commission File No.)              (IRS employer identification no.)

   295 North Maple Avenue, Basking Ridge, New Jersey             07920
       (Address of principal executive offices)                (Zip Code)

               Registrant's telephone number, including area code:
                                 (908) 221-2000


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Form 8-K
AT&T Corp.
June 11, 2002



ITEM 5.     OTHER EVENTS

            On June 5, 2002, a complaint entitled Sparks et al. v. AT&T Corporation was filed in the Circuit Court, Third Judicial Circuit, Madison County, Illinois (the "New Action"), although AT&T has not yet been served in the New Action. The complaint, a purported class action, arises out of a currently pending action relating to the leasing of telephone sets to residential users. Lucent Technologies Inc. has assumed the defense of the original action, although under certain circumstances, AT&T could be liable for a portion of any award over a specified level. Plaintiffs in the New Action seek, among other remedies, to enjoin the AT&T Comcast transaction on the grounds that AT&T is disposing of assets that may be necessary to pay any judgment that the plaintiffs may obtain in the original action. AT&T believes that the New Action is entirely without merit and intends to defend against it vigorously. A copy of the complaint in the action is attached as Exhibit 99.1 hereto and is hereby incorporated herein by reference.

            On June 7, 2002, AT&T Broadband announced that Motorola Inc. had notified AT&T Broadband of a potential safety hazard, discovered by its factory quality control tests, in a limited number of DCT-2000 digital cable set-top boxes installed from April 1, 2002 through June 7, 2002. Motorola indicated that no incidents of injury or damage have been reported to it relating to this condition. Nevertheless, Motorola and AT&T Broadband are acting to address even the potential for such problems. In response to the notice from Motorola, AT&T Broadband has further reviewed the number of potentially affected set-top boxes either installed in customers' homes or in inventory. Based on the information currently available, AT&T Broadband does not expect any material financial impact or short-term provisioning delay resulting from this situation.

            On June 10, 2002, AT&T Canada Inc. announced that it will begin discussions with its public debt holders over the next several weeks aimed at deleveraging its capital structure. AT&T Canada also stated, among other things, that it expects to work closely with the bondholders to reach a consensual agreement and will be seeking the input of AT&T Corp. There are no assurances as to the outcome of any of these discussions.


ITEM 7.     FINANCIAL STATEMENTS, PRO FORMA FINANCIAL INFORMATION AND EXHIBITS

            (c)   Exhibits.

99.1  Complaint entitled Sparks et al. v. AT&T Corporation
                         ---------------------------------


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Form 8-K
AT&T Corp.
June 11, 2002



                                   SIGNATURES


            Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned thereunto duly authorized.


                                    AT&T CORP.


                                    By: /s/ Robert S. Feit
                                        ---------------------------------
                                        Name:   Robert S. Feit
                                        Title:  Chief Counsel - Corporate
                                                and Financial Matters



Date:  June 11, 2002


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                                  EXHIBIT INDEX


 Exhibit
   No.          Description
 -------        -----------

  99.1          Complaint entitled Sparks et al. v. AT&T Corporation
                                   ---------------------------------